UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported) May 12, 2004

                                 Fantatech Inc.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


Delaware                                 0-24374                62-1690722
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)

418-A Cloverleaf Drive, Baldwin Park
Los Angles                                                        CA 91706
------------------------------------------                  --------------------
(Address of principal executive offices)                          (Zip Code)


               Registrant's telephone number, including area code
                                 (626) 820-1090
           -----------------------------------------------------------


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ITEM 2. ACQUISITIONS OR DISPOSITIONS OF ASSETS

GENERAL

     Pursuant to the Bought and Sold Notes dated May 12, 2004 (the "Purchase Agreement"), Intsys Share Limited ("Intsys"), Registrant's wholly owned subsidiary, sold 99% of the issued and outstanding shares of common stock of its subsidiary, Hytechnology Limited, a Hong Kong Corporation ("HTL"), to Top Link Hi-Tech Development (H.K.) Limited, a Hong Kong Corporation ("Top Link"), for USD$1,277 or HKD$9,900 (the "Sale"). Previous directors of HTL, Mr. Ming Li, Mr. Dehou Fang and Mr. Lingxiao Liu all resigned from HTL effective May 12, 2004.

     There is no direct relationship between Top Link and the Registrant, nor Top Link and Intsys, nor Top Link and HTL. However, the ultimate ownership of Top Link is Shenzhen Huaqiang Technology Co. Ltd. ("SHTCL"), as it owns 20% interest in Hyvision Digital Film Inc. ("Film"), a related party of the Registrant.

     HTL is engaged in the sales and marketing of entertainment products, including the products of Shenzhen Digitainment Co. Ltd ("SDCL"), a subsidiary of the Registrant. Registrant will continue to sell and market entertainment products consistent with its business plan throughout the world, as applicable.

     During the fiscal year ended December 31, 2003, HTL generated revenue of $860,925 or 15.8% of the Registrant's total revenue. HTL had a profit margin of 3.7% as compare to the Registrant's profit margin of 30.1%. The management believes that the sales of HTL will have minimal impact in related to the Registrant's net profit for the fiscal year ended 2004 as the Registrant will continue to sell and market the products subsequent to the Sale.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND
         EXHIBITS.

(a)  Financial Statements of Business Acquired

     Not applicable

(b)  Pro Forma Financial Information.

     Not application

(c)  Exhibits:

     Exhibit No.  Description

     10.1 Bought and Sold Notes, dated as of May 12, 2004 between Intsys Share Limited and Top Link Hi-Tech Development (H.K.) Limited


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June  10,  2004                     FANTATECH INC.
       ---------------                      ------------------------------------
                                            (Registrant)

                                            By:  /s/ GUANGWEI LIANG
                                            ------------------------------------
                                            Guangwei Liang
                                            Chief  Executive Officer
                                            (Duly Authorized Officer)


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